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                                                                    Exhibit 10.5
                               STANDARD SUBLEASE

                  American Industrial Real Estate Association

1. Parties. This Sublease, dated, for reference purposes only, May 15, 1996, is made by and between United Parcel Service (UPS) (herein called "Sublessor") and Central Coast Surfboard (CCS) (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental and upon all of the conditions set forth herein, that certain real property situated in the County of San Luis Obispo, State of California, commonly known as approximately 5,300 sq. ft. at 2705 McMillan Road and described as outlined in Exhibit A attached hereto. Sublessee shall have access to and use of the restrooms, break area, hallway and entrance cross-hatched on Exhibit "A" attached hereto. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.   Term.

     3.1 Term. The term of this Sublease shall be for 27 1/2 Months commencing on June 15, 1996 and ending on September 30, 1998 unless sooner terminated pursuant to any provision hereof.

     3.2  [Deleted]

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $5250.00, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $5250.00 as rent for July, 1996 and a security deposit of $4520. Sublessee paid Sublessor a security deposit of $730.00 in September 1995 which shall be applied to the security deposit to in paragraph 5 below. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other person or at such other places as Sublessor may designate in writing.

5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $5250.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease. Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage with Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit. Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or
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so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.   Use.

     6.1 Use. The Premises shall be used and occupied only for offices, warehousing, storage and related operations of Central Coast Surfboard.

     6.2  Compliance with Law.

          (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Subleases is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

          (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 Condition of Premises. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.   Master Lease

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated July 10, 1990 wherein Michaud, Moresco and McGurty and Lease modification extension dated June 29, 1995 is the lessor, hereinafter referred to as the "Master Lessor."

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

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     7.3  The terms, conditions and respective obligations of Sublessor and
Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom Paragraph 12.a of the Master Lease. Lessee's utility costs except telephone and trash collection are included in the Sublease payments to Sublessor.

     7.5 The obligation that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.   Assignment of Sublease and Default.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease, Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the terms from the Sublessee, be deemed liable to Sublessee for any failure of the Sublesosr to perform and comply with Sublessor's Remaining Obligation.

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     8.3  Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and the Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.   Consent of Master Lessor.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     9.3  In the event that Master Lessor does give such consent then:

          (a) Such consent will not release Sublessor of its obligations or after the primary liability of Sublessor to pay the rent and perform and comply with aft of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of rent by Master Lessor from Sublessee or any one else Liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

          (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

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          (f)  In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lesser shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shalt Master Lessor be liable for any ether defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults wider its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default en Sublessee. If such default is cured by Sublessee then Sublessee shalt have the right of reimbursement and offset from and against Sublessor.

10.   Brokers Fee.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Patterson Realty, a licensed real estate broker (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, the sum of $5% of agreed for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing. Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent

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property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. Attorney's fees. If any party or the Broker named herein brings and action to enforce the terms hereof or to declare rights hereunder, the prevailing partying any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provisions of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. Additional Provisions. [If there are no additional provisions draw a line from this point to the next printed word after the space. If additional provisions place the same here.]

13. Sublessor agrees to install doors and partitions to adequately provide security for Sublessor and Sublessee and Master Lessor consents to the modifications.

14.  The above Sublease includes all utility usage by Sublessee.

15. Sublessee shall be entitled to 35 on site parking spaces. Parking spaces to be designated on Exhibit B attached hereto specifying specific parking spaces for Sublessee.

16. Sublessor agrees to have all articles removed from the warehouse area not later than June 15, 1996.

Previous Sublease between the parties of approximately 1400 sq. ft. of 2705 McMillan Road and executed by Sublessee on September 21, 1995, is cancelled effective June 15, 1996.

If this Sublease has been filled in it has been prepared for submission to your attorney for his approval, representation or recommendation is made by the real estate broker or its agents or employees as to the sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.

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Executed at San Ramon, CA                 UNITED PARCEL SERVICE (UPS)
            --------------------------    --------------------------------------

on June 18, 1996                          By /s/  Michael W.   [          ]
   -----------------------------------      ------------------------------------

address 2000 Crow Canyon Pl.              By____________________________________
        ------------------------------

          San Ramon, CA 94583                       "Sublessor" (Corporate Seal)
--------------------------------------

Executed at San Luis Obispo, CA           CENTRAL COAST SURFBOARD (CCS)
            --------------------------    --------------------------------------

on June 13, 1996                          By /s/  James R. Hall, CFO
   -----------------------------------      ------------------------------------

address ______________________________    By ___________________________________

                                                    "Sublessee" (Corporate Seal)
______________________________________


Executed at __________________________     Arthur Segal Trust
                                           -------------------------------------


on ___________________________________    By /s/ Arthur Segal [        ]
                                            ------------------------------------

address ______________________________    By ___________________________________

                                                "Master Lessor" (Corporate Seal)
______________________________________

Executed at __________________________    ______________________________________

on ___________________________________    ______________________________________

address ______________________________    ______________________________________

                                                                    "Guarantors"
______________________________________


For these forms call the American Industrial Real Estate Association, (213) 687-8777

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

                                   Exhibit A
                              UPS - CCS SUBLEASE

                           [FLOOR PLAN APPEARS HERE]













                                   EXHIBIT B
                                    UPS/CCS

                           [FLOOR PLAN APPEARS HERE]

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                      FIRST ADDENDUM TO STANDARD SUBLEASE

This is an amendment to the standard sublease dated May 15th, 1996 between United Parcel Service (UPS), sublessor, and Central Coast Surfboard, (CCS) sublessee.

The Sublease is hereby amended as follows:

PARAGRAH 3, TERM:
The term of the Sublease shall be for 3 years commencing October 1, 1998 and expiring on September 30th, 2001.

RENT:
Rental shall be payable as follows:

          October 1998 through September 1999        $5250.00/mo.
          October 1999 through September 2000        $5400.00/mo.
          October 2000 through September 2001        $5550.00/mo.

PREMISES:
The Premises shall be the identical premises contained in the original sublease.

RIGHT OF CANCELLATION:
CCS to have the right to cancel the sublease with an effective cancellation date any time after October 1, 2000 by providing USP 6 months or more advance notice of intent to cancel the Sublease.

RECOVERY OF PREMISES BY LANDLORD.
In the event CCS elects to terminate it's sublease any time after October 1, 2000, UPS' leased premises shall be modified on the effective date of termination to be only those premises currently occupied by UPS (approximately 5550 sq. ft. as identified on Exhibit "A" of the sublease.)

All other terms and conditions of the previously existing sublease remain in effect.

UNITED PARCEL SERVICE

By /s/ Robert W. [             ]
  ------------------------------

CENTRAL COAST SURFBOARD

By /s/ Michael Chaney          .
  ------------------------------

THE ARTHUR SEGAL TRUST

By /s/ Arthur Segal, Trustee   .
  ------------------------------

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